SCUDDER                                                            [logo]

Scudder Balanced Fund

Supplement to Prospectus
Dated May 1, 1997

On February 10, 1998, the Board of Trustees of Scudder Portfolio Trust voted to change the dividend distribution dates of Scudder Balanced Fund. Dividends will be paid quarterly to shareholders in March, June, September and December. This change will become effective March 1998.



February 10, 1998